UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

Compliance Systems Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-131862	20-4292198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Pratt Oval, Glen Cove, New York	11542
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 674-4545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The registrant, Call Compliance, Inc., a wholly-owned subsidiary of the registrant (“CCI”), and Nascap Corp. (“Nascap”) have amended the Loan Modification Agreement, that the parties entered into as of March 31, 2009 (the “Original Nascap Agreement”).  The Original Nascap Agreement had, among other matters, required the registrant to issue a number of warrants to purchase shares of the registrant’s common stock based on the outstanding principal amount of the revolving promissory note (the “Nascap Note”) of the registrant payable to Nascap.  Under the Original Nascap Agreement, the registrant is required to issue to Nascap twenty Class A and twenty Class B warrants for each $1.00 of principal outstanding under the Nascap Note on April 30, 2009.  Each Class A warrant (each, a “Class A Warrant”) and Class B warrant (each, a “Class B Warrant”) shall entitle its holder to purchase one share of the registrant’s common stock at $0.05 per share.  Each Class B Warrant shall require its holder to pay the exercise price in the form of cancellation of amounts outstanding under the Nascap Note prior to payment of the exercise price in the form of cash.  Pursuant to Amendment Number 1 to Loan Modification Agreement, dated as of April 30, 2009 (the “Amended Nascap Agreement”), the date for determining the number of warrants to be issued to Nascap was changed to the date during the period commencing on April 1, 2009 and terminating on June 30, 2009 in which the principal amount outstanding under the Nascap Note is the greatest.  The Class A warrants and Class B warrants shall be issued as of June 30, 2009 and shall expire on June 30, 2014.

The registrant reported the entering into of the Original Nascap Agreement in a Current Report on Form 8-K (Date of Report: January 26, 2009), filed with the Securities and Exchange Commission on April 14, 2009.  Reference is hereby made to such Form 8-K for further information concerning the Original Nascap Agreement, Nascap Note, Class A Warrants and Class B warrants.

As of April 30, 2009, the principal amount outstanding under the Nascap Note was $350,000.00.

A copy of the Amended Nascap Agreement has been made Exhibit No. 10.1 to this Current Report on Form 8-K and the forms of the warrant certificates evidencing the Class A Warrants and Class B Warrants, as amended by the Amended Nascap Agreement, are exhibits to the Amended Nascap Agreement.  The description of the Amended Nascap Agreement, Nascap Note, Class A Warrants and Class B Warrants contained in this item 1.01 are qualified in their entirety by the provisions contained in the Amended Nascap Agreement and the forms of warrant certificates evidencing the Class A Warrants and Class B Warrants.  Readers of this Form 8-K are urged to read the Amended Nascap Agreement and the warrant certificates evidencing the Class A Warrants and Class B Warrants, as well as all other exhibits to this Form 8-K for a full understanding of the terms of the Amended Nascap Agreement, Nascap Note, Class A Warrants and Class B Warrants and the other matters disclosed in this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Set forth below is a list of exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
10.1
Amendment Number 1 to Loan Modification Agreement, dated as of April 30, 2009, among Compliance Systems Corporation, Call Compliance, Inc. and Nascap Corp. (including, as exhibits, forms of warrant certificates evidencing the Class A Warrants and Class B Warrants).

10.2
Loan Modification Agreement, dated as of March 31, 2009, among Compliance Systems Corporation, Call Compliance, Inc. and Nascap Corp.  [Incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K (Date of Report: January 26, 2009) of Compliance Systems Corporation, filed with the SEC on April 14, 2009.]

10.3
Amended and Restated Promissory Note of Call Compliance, Inc., dated March 31, 2009, in the principal amount of up to $750,000 and payable to Nascap Corp.  [Incorporated by reference to Exhibit 10.13 to the Current Report on Form 8-K (Date of Report: January 26, 2009) of Compliance Systems Corporation, filed with the SEC on April 14, 2009.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2009	Compliance Systems Corporation

	By:	/s/ Dean R. Garfinkel
Dean R. Garfinkel, President